                                                                Exhibit 10(n)(3)


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                             OGLEBAY NORTON COMPANY
                                  as Borrower

                                      And


                             THE BANKS NAMED HEREIN
                                    as Banks

                                      And


                          KEYBANK NATIONAL ASSOCIATION
                                    as Agent





                        --------------------------------

                                 AMENDMENT NO.3
                                  dated as of
                                  June 3, 1997

                                       to

                              AMENDED AND RESTATED

                                 LOAN AGREEMENT


                        --------------------------------



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

                                 AMENDMENT NO.3
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT


       THIS AMENDMENT NO.3 TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of June 3,1997 ("this Amendment"), among OGLEBAY NORTON COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank") which is the successor by merger to Society National Bank, as agent (the "Agent") for the Banks under the Loan Agreement (hereafter defined), as amended hereby:


        PRELIMINARY STATEMENTS:

       (1) The Borrower, the Banks and the Agent entered into the Amended and Restated Loan Agreement, originally dated as of December 1, 1990, and amended and restated as of December 29, 1994, and as further amended by Amendment No.1 thereto, dated as of August 29, 1995 and Amendment No.2 thereto, dated as of March 1, 1997 (as so amended and restated and further amended and in effect on the effective date of this Amendment, the "Loan Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

       (2) The Borrower has indicated to the Banks that (i) the Borrower proposes to purchase (directly or through or one or more of its Subsidiaries) the beneficial interests in certain trusts which own two ships which are currently leased by the Borrower, namely WOLVERINE and DAVID Z. NORTON, for aggregate consideration of approximately $9.5 million and $7.5 million, respectively, consisting of cash and assumption of obligations in respect of approximately $3.6 million principal amount of Title XI U.S. Government Guaranteed Bonds, the payment of which is secured by mortgages on said vessels, and (ii) the Borrower may finance such ships by means of secured loans or a lease financing arrangement (whether in the form of a "true" lease or a "synthetic" lease), and that if any such financing is effected by a Subsidiary of the Borrower, that the Borrower may guarantee such financing.

       (3) The Borrower has requested the Agent and the Banks to amend certain of the terms and provisions of the Loan Agreement in order to permit the Borrower to effect such transactions.

       (4) The Banks and the Agent are willing to enter into this Amendment in order to accommodate such request, all as more fully set forth below.

       NOW, THEREFORE, the parties hereby agree as follows:

        1.      AMENDMENTS.

        1.1. INVESTMENTS AND ACQUISITIONS. Clause (v) of Section 7.2.1(a) of the Loan Agreement is amended to delete references to Eveleth Taconite Company (which has been sold) and to include reference to the acquisition of interests in two ships, so that such clause reads in its entirety as follows:

                (iv) additional Investments of approximately $17,000,000, exclusive of fees and expenses associated therewith, related to the acquisition of two ships (WOLVERINE and DAVID Z. NORTON), or beneficial interests therein;

        1.2. LIENS. For the avoidance of doubt, (i) the security interests on the two ships acquired in 1997 (WOLVERINE and DAVID Z. NORTON) which are in existence on the date of acquisition and secure obligations in the aggregate principal amount of approximately $3.6 million, shall be considered permitted by


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clause (c) of Section 7.2.2 of the Loan Agreement; and (ii) any security interests on such vessels which are created within 180 days following the date of acquisition thereof in connection with the refinancing of such existing obligations, shall likewise be considered permitted by clause (c) of Section
7.2.2 of the Loan Agreement if such security interests secure obligations with a principal (or equivalent) amount not in excess of 100% of the full cost of acquisition of such vessels.

       1.3. FIXED OR CAPITAL ASSETS. Section 7.2.4 of the Loan Agreement is amended by adding the following at the end thereof:

       Notwithstanding the foregoing, in the case of the Fiscal Year ended December 31, 1997, the Maximum Capital Expenditures shall be increased by the Capital Expenditures made to acquire interests in two ships (WOLVERINE and DAVID Z. NORTON).

        2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that: (i) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (ii) the representations and warranties of the Borrower contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby; and (iv) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

        3. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

        4. BINDING EFFECT. This Amendment shall become effective if and when,
(i) this Amendment shall have been executed by the Borrower and the Agent, and the Consent appended hereto shall have been executed by the Subsidiaries named therein, (ii) the Agent shall have been notified by the Required Banks that such Banks have executed this Amendment, and (iii) the Agent shall have notified the Borrower and each Bank in writing that the conditions specified in the foregoing clauses (i) and (ii) have been satisfied; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.

        5.      MISCELLANEOUS.

        5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any subsequent Advance shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

        5.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

        5.3. EXPENSES. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with section 4 hereof, and all costs and expenses


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

incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby.

        5.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

        5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        5.6. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        5.8. ENTIRE AGREEMENT. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof.

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          OGLEBAY NORTON COMPANY



                                          By: /s/ Richard J. Kessler
                                             --------------------------------
                                          Vice President-Finance & Planning




                                          KEYBANK NATIONAL ASSOCIATION
                                          (successor to Society National Bank),
                                          individually and as Agent


                                          By:  /s/ Frank J. Jancar
                                             --------------------------------
                                          Vice President




              [BALANCE OF SIGNATURES CONTINUED ON FOLLOWING PAGE.]


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
                              THE BANK OF NOVA SCOTIA


                              By:  /s/ F. C. H. Ashby
                                  ---------------------------
                              Vice President - Senior Manager Loan Operations




                              NBD BANK (successor to NBD Bank, N.A.)


                              By:  /s/ signature illegible
                                  ---------------------------
                              Vice President



                              COMERICA BANK


                              By:  /s/ Jeffrey Judge
                                  ---------------------------
                              Assistant Vice President



                              THE HUNTINGTON NATIONAL BANK


                              By: /s/ Dave Emutto
                                 ----------------------------
                              Portfolio Manager












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


                             CONSENT OF GUARANTORS

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Required Banks to enter into the foregoing Amendment, each of the undersigned hereby (i) acknowledges receipt of the foregoing Amendment, and (ii) without limiting the intent or effect of any of the terms or provisions of the Amended and Restated Subsidiary Guaranty to which the undersigned are a party, consents to all of the terms and provisions of the foregoing Amendment.

        IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this instrument as of June 3, 1997.



                                   OGLEBAY NORTON INDUSTRIAL SANDS, INC.



                                   By: /s/ M. P. Juszli
                                      ----------------------------------------
                                            Vice President


                                   OGLEBAY NORTON ENGINEERED MATERIALS, INC.



                                   By: /s/ Timothy J. Wojciechowski
                                       ----------------------------------------
                                   Vice President




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